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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 June 20, 2000
                                (Date of Report)

                             ON COMMAND CORPORATION.
             (Exact name of registrant as specified in its charter)

          Delaware                         00-21315                   77-04535194
-------------------------------          -----------              -------------------
(State or other jurisdiction of          (Commission               (I.R.S. Employer
incorporation or organization)             File No.)              Identification No.)

                             6331 San Ignacio Avenue
                               San Jose, CA 95119
                    (Address of principal executive offices)

                                 (408) 360-4500
              (Registrant's telephone number, including area code)


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Item 4. Change in Registrant's Certifying Accountant

         (a) Previous independent public accountants.

              (i) On June 13, 2000, the Registrant dismissed Deloitte & Touche LLP, which served as the Registrant's independent public accountants since 1995.

              (ii) The reports issued by Deloitte & Touche LLP on the Registrant's financial statements for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

              (iii) The Registrant's Board of Directors approved the decision to change independent public accountants.

              (iv) During the fiscal years ended December 31, 1999 and December 31, 1998 and the interim period through June 13, 2000, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its reports for such years.

              (v) On March 10, 2000, Deloitte & Touche LLP advised the Company's Audit Committee that, in connection with their audit of the consolidated financial statements of the Company for the year ended December 31, 1999, they noted a matter involving the Company's internal control and its operation that they considered to be a reportable condition under standards established by the American Institute of Certified Public Accountants. The reportable condition noted by Deloitte & Touche LLP related to personnel staffing in the accounting function. Deloitte & Touche LLP deemed the matter noted above to be a material weakness. The Company has authorized Deloitte & Touche LLP to respond fully to the inquiries of KPMG LLP, the successor accountants, with respect to such matter.

                    Except as noted above, during the fiscal years ended December 31, 1999 and December 31, 1998 and the interim period through June 13, 2000, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(I)(v)).

              (vi) The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 20, 2000, is filed as Exhibit
                    16.1 to this Form 8-K.

         (b) New independent public accountants.

              The Registrant engaged KPMG LLP as its new independent public accountants as of June 13, 2000. The Registrant's Board of Directors approved this on June 13, 2000. During the two most recent fiscal years and through June 13, 2000, the Registrant has not consulted with KPMG LLP regarding either:

              (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

              (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this Item: or a reportable event identified (as described in Item 304(a)(1)(v) of Regulation S-K and related instruction to this Item).


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Item 7. Financial Statements and Exhibits

         (a) Exhibits

         Exhibit 16.1       Letter from Deloitte & Touche LLP.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        On Command Corporation

                                        By: /s/ David B. Ehrlich
                                           --------------------------------
                                           Assistant General Counsel
                                           and Assistant Secretary

Date: June 20, 2000


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

 16.1       Letter from Deloitte & Touche LLP.